Exhibit 99.1

URBAN OUTFITTERS

2017 STOCK INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement”) dated as of the      day of             , 20     (the “Grant Date”) between Urban Outfitters, Inc., a Pennsylvania corporation (the “Company”), and                      (the “Optionee”), an employee of the Company or a Related Corporation, as defined in the Urban Outfitters 2017 Stock Incentive Plan, as amended from time to time (the “Plan”).

WITNESSETH

WHEREAS, the Company desires to afford the Optionee an opportunity to purchase shares of the Company’s common stock (“Common Stock”) as hereinafter provided, in accordance with the provisions of the Plan, a copy of which has been provided to the Optionee. Except as otherwise provided in this Agreement, capitalized terms used in this Agreement shall have the same meaning as in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereunder, agree as follows:

1.	Grant of Option. The Company hereby confirms the grant to the Optionee of the right and option (“Option”) to purchase all or any part of an aggregate of shares of Common Stock. [Upon the sale of Common Stock purchased under the Option, the Company shall be entitled to any proceeds representing that portion of the sales price which exceeds [500]% of the Fair Market Value at the Grant Date (the “Excess”). For example, if the Fair Market Value is $10.00, any proceeds above $50.00 shall accrue to the Company and not to the Optionee.] The Option is in all respects limited and conditioned as hereinafter provided, and is subject in all respects to the terms and conditions of the Plan now in effect and as it may be amended from time to time (but only to the extent that such amendments apply to outstanding options). Such terms and conditions are incorporated herein by reference and are made a part hereof. To the extent any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

2.	Purchase Price. The purchase price of each share of Common Stock covered by the Option shall be $ per share (the “Option Price”).

3.	Term. Unless earlier terminated pursuant to any provision of this Agreement or of the Plan, this Option shall expire on , 20 [(seven years from the Grant Date)].

4.	Exercise of Option.

[INSTALLMENT ALTERNATIVE:

Subject to Section 14 of the Plan and to Paragraphs 3 and 8 through 10 of this Agreement, this Option shall become exercisable in      (        ) installments and the Optionee shall have the right to purchase from the Company, on or after the following dates, the following number of shares of Common Stock:

Date Installment Becomes Exercisable	Number of Option Shares

]

[PERFORMANCE-BASED ALTERNATIVE:

The performance period for this Option shall commence on             , 20     and shall end on             , 20     (the “Performance Period”). Subject to Section 14 of the Plan and to Paragraphs 3 and 8 through 10 of this Agreement, this Option shall become exercisable upon the achievement of the following Performance Goals, as determined at the end of the Performance Period in accordance with the administrative procedures of the Committee and the terms of the Plan: [INSERT PERFORMANCE GOALS].]

No additional vesting shall occur after the Optionee’s Termination of Service.

The right of the Optionee to purchase the shares which are the subject of [any installment of] the Option which [has][have] become exercisable may be exercised in whole or in part at any time or times prior to the expiration or other termination of the Option. The foregoing provisions of this Paragraph 4 notwithstanding, the exercisability of the Option is subject to the terms and conditions of the Plan.

5.	Method of Exercising Option. Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised upon written notice to the Company, at its principal office, which is located at 5000 South Broad Street, Philadelphia, Pennsylvania 19112. Such notice shall (i) state the election to exercise the Option and the number of shares with respect to which it is being exercised; (ii) be signed by the person or persons so exercising the Option; (iii) be accompanied by the investment certificate referred to in Paragraph 6 hereof, if the Company so requests; and (iv) be accompanied by payment of the full Option Price of such shares. Only full shares will be issued. Any fractional share will be forfeited.

The Option Price shall be paid to the Company:

(a)	in cash, or in its equivalent: certified check, bank draft, or postal or express money order;

(b)	in Common Stock previously acquired by the Optionee;

(c)	by decreasing the number of shares for which the Option is exercisable;

(d)	by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option; or

(e)	in any combination of (a), (b), (c) and (d) above;

provided, however, that the Committee shall have discretion to limit or prohibit any of the above methods.

Upon receipt of such notice and payment, the Company, as promptly as practicable, shall deliver or cause to be delivered a certificate or certificates representing the shares with respect to which the Option is so exercised. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising the Option, shall be registered in the name of the Optionee and the Optionee’s spouse, jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons after the legal disability or death of the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable by the Company.

The Optionee shall pay to the Company the amount of any Excess realized by the Optionee upon the sale of the Common Stock issued upon exercise of this Option within 20 business days after realization thereof. Any Excess not timely paid shall bear interest at the rate of 10% per annum until paid.

6.	Shares to be Purchased for Investment. Unless the Company has theretofore notified the Optionee that a registration statement covering the shares to be acquired upon the exercise of the Option has become effective under the Securities Act of 1933, as amended (the “Securities Act”), and the Company has not thereafter notified the Optionee that such registration statement is no longer effective, it shall be a condition to any exercise of this Option that the shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the same as the Company may request. The Company shall be entitled to restrict the transferability of the shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act or of any rules or regulations promulgated thereunder. Such restrictions may, at the option of the Company, be noted or set forth in full on the share certificates.

7.	Non-transferability of Option. This Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the lifetime of the Optionee, this Option shall be exercisable only by Optionee or, in the event of legal disability, by his or her guardian or legal representative.

8.	Termination of Service for a Reason Other Than Death or Disability. If the Optionee’s Termination of Service occurs for any reason other than death or disability (as defined below) prior to the expiration date of this Option as set forth in Paragraph 3, this Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) [30 days] following the date of such Termination of Service or (ii) the expiration date set forth in Paragraph 3.

9.	Disability. If the Optionee becomes disabled (within the meaning of section 22(e)(3) of the Code) prior to the expiration date of this Option as set forth in Paragraph 3, and the Optionee’s Termination of Service occurs as a consequence of such disability, this Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Committee, by the Optionee (or in the event of the Optionee’s legal disability, by the Optionee’s legal representative) at any time prior to the earlier of (i) [six months] following the date of such Termination of Service or (ii) the expiration date set forth in Paragraph 3.

10.	Death. If the Optionee’s Termination of Service occurs as a result of death, or if the Optionee dies after his or her Termination of Service but prior to the expiration of the period determined under Paragraph 8 or 9 above, this Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Optionee’s estate, personal representative or beneficiary who acquired the right to exercise this Option by bequest or inheritance or by reason of the Optionee’s death, at any time prior to the earlier of (i) [six months] following the date of such death or (ii) the expiration date set forth in Paragraph 3.

11.	Change in Control. This Option [shall] [shall not] become fully exercisable on a Change in Control if the Optionee has not incurred a Termination of Service before the date of the Change in Control.

12.	Clawback or Recoupment Policy. This Option, Common Stock delivered pursuant to this Option, and any gains or profits on the sale of such Common Stock shall be subject to any “clawback” or recoupment policy adopted by the Company.

13.	Governing Law. This Agreement shall be governed by Pennsylvania law (without reference to the principles of conflicts of laws), to the extent not governed by federal law.

14.	Withholding of Taxes. The obligation of the Company to deliver shares of Common Stock upon the exercise of the Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option is subject to the withholding requirements of applicable tax laws, the Optionee, subject to the provisions of the Plan and such additional withholding rules (the “Withholding Rules”) as shall be adopted by the Committee, may satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date the amount attributable to the exercise of the Option is includable in income by the Optionee under section 83 of the Code. Such election must be made in compliance with and subject to the Withholding Rules. The number of shares withheld for purposes of taxes shall be limited, to the extent necessary, to avoid adverse accounting consequences.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Non-Qualified Stock Option Agreement to be duly executed by a duly authorized officer, and the Optionee has hereunto set his or her hand.

OPTIONEE	URBAN OUTFITTERS, INC.

By:
Optionee’s Signature	Name:
Title:

Date	Date

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